UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                                       811-21910

 Claymore Exchange-Traded Fund Trust 2
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code       (630) 505-3700

Date of fiscal year end:  August 31

Date of reporting period:  September 1, 2012 - February 28, 2013

Item 1.     Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WWW.GUGGENHEIMINVESTMENTS.COM
. . . Y O U R  R O A D  T O  T H E   L AT E S T,   M O S T   U P - T O - D AT E   I N F O R M AT I O N

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheiminvestments.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents

Dear Shareholder	3

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Fund Summary & Performance	12

Overview of Fund Expenses	17

Portfolio of Investments	18

Statement of Assets and Liabilities	25

Statement of Operations	26

Statement of Changes in Net Assets	28

Financial Highlights	30

Notes to Financial Statements	34

Supplemental Information	41

Trust Information	43

About the Trust Adviser	Back Cover

February 28, 2013

DEAR SHAREHOLDER

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is pleased to present the semiannual shareholder report for four of our exchange-traded funds (“ETFs” or “Funds”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. Guggenheim Funds Distributors, LLC, which is affiliated with the Investment Adviser and with Guggenheim, is the distributor of the Funds.

This report covers performance of the following funds for the semiannual period ended February 28, 2013, with the name of each Fund followed by its NYSE Arca ticker symbol:

-	Guggenheim China All-Cap ETF (YAO)

-	Guggenheim China Technology ETF (CQQQ)

-	Guggenheim Solar ETF (TAN)

-	Guggenheim S&P Global Water Index ETF (CGW)

Guggenheim Investments is committed to providing investors with innovative investment solutions. As of the date of this report, we offer 38 ETFs with a wide range of domestic and global themes. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

To learn more about economic and market conditions over the six months ending February 2013, we encourage you to read the Economic and Market Overview section of the report, which follows this letter. Following the Economic and Market Overview is the section on Management Discussion of Fund Performance, which includes the objective and performance of each ETF.

Thank you for investing in our funds.

Sincerely,

Donald Cacciapaglia
Trustee and Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

March 28, 2013

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW	February 28, 2013

The U.S. economy appeared to be reaching “escape velocity” during the period, powered by the monetary rocket fuel from central banks around the world. The U.S. Federal Reserve has signaled that it is likely to continue with its asset purchase program throughout 2013 in an effort to combat long-term structural unemployment. This, coupled with the recent acceleration in home price appreciation, has provided a tailwind for the economy. The run-up in U.S. equity prices, with some major indices testing or exceeding their all-time highs, has also contributed to heightened expectations about the economy and markets. In the fixed income domain, abundant liquidity and the continuation of open-ended quantitative easing have produced a benign credit environment with low default rates.

Following Congress’ New Year’s reprieve on the Fiscal Cliff, markets turned their attention to the impact of sequestration, as well as ongoing tax and spending debates. Despite some uncertainty created by recent political bipartisanship in Washington, the U.S. economy seems to be on firm footing: construction spending has been rising; state and local employment has been contributing to GDP, and employment growth has been fairly strong. Investors have benefited from the themes that have dominated the environment since the recovery began: tighter credit spreads, low interest rates, improving employment, modest inflation and sustained economic growth. Moreover, the U.S. economic expansion has withstood recent less-than-favorable Chinese economic data and Europe’s continued growth problems and banking crises in certain periphery countries.

For the six-month period ended February 28, 2013, the Standard & Poor’s 500 Index (the “S&P 500”), which is generally regarded as an indicator of the broad U.S. stock market, returned 8.95%. Foreign markets were even stronger: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East Index (“EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 14.42%. The return of the MSCI Emerging Market Index, which measures market performance in global emerging markets, was 12.07%.

In the bond market, higher quality issues underperformed lower-rated bonds, as investors embraced risk. The return of the Barclays U.S. Aggregate Bond Index, which is a proxy for the U.S. investment grade bond market, posted a 0.15% return for the period, while the Barclays U.S. Corporate High Yield Bond Index returned 6.67%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Barclays 1-3 Month U.S. Treasury Bill Index was 0.05% for the six-month period.

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February 28, 2013

Index Definitions

All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

The Barclays U.S. Corporate High Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Dow Jones Global Utilities Index includes those companies in the Dow Jones Global Index associated with generating and distributing electricity through the burning of fossil fuels such as coal, petroleum and natural gas, and through nuclear energy; alternative electricity companies generating and distributing electricity from a renewable source; distributors of gas to end users; and multi-utility and water companies.

The MSCI China Index is a capitalization weighted index that monitors the performance of stocks from the country of China.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Standard & Poor’s (“S&P”) 500 Index is a capitalization weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Industry Sectors

Comments about industry sectors in these fund commentaries are based on Bloomberg industry classifications.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE	February 28, 2013

YAO	Guggenheim China All-Cap ETF

Fund Overview

The Guggenheim China All-Cap ETF, NYSE Arca ticker: YAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China All Cap Index (the “Index”).

The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies based in mainland China. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. The Index includes equity securities of companies of all capitalizations, as defined by AlphaShares, subject to certain minimum capitalization requirements. The Fund will invest at least 80% of its total assets in common stock, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts or shares representing common stocks included in the Index (or underlying securities representing ADRs, ADSs, GDRs and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2013.

On a market price basis, the Fund generated a total return of 17.79%, which included an increase in market price over the period to $25.08 on February 28, 2013, from $21.76 as of August 31, 2012. On an NAV basis, the Fund generated a total return of 18.51%, which included an increase in NAV over the period to $25.11 on February 28, 2013, from $21.66 as of August 31, 2012. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and Chinese market comparison purposes, the Index returned 18.96% and the MSCI China Index returned 20.29% for the same period.

The Fund made an annual income distribution of $0.5610 per share on December 31, 2012, to shareholders of record on December 27, 2012.

Performance Attribution

For the six-month period ended February 28, 2013, the financial sector and the energy sector made the strongest contribution to the Fund’s return. No sector detracted from return, but the communications sector contributed least. Positions that contributed most significantly to the Fund’s return included Industrial & Commercial Bank of China Ltd., a provider of personal and commercial banking services throughout China; China Construction Bank Corp., a provider of banking and other financial services to individual and corporate customers; and Bank of China Ltd., which provides banking and other financial services to individual and corporate customers worldwide (4.9%, 5.0% and 4.5%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Baidu, Inc., ADR, a Chinese-language Internet search provider; China Unicom Hong Kong Ltd., which through its subsidiaries provides telecommunications services in the People’s Republic of China; and Belle International Holdings Ltd., a manufacturer of women’s footwear (3.2%, 1.7% and 1.1%, respectively, of the Fund’s long-term investments at period end).

6 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	February 28, 2013

CQQQ	Guggenheim China Technology ETF

Fund Overview

The Guggenheim China Technology ETF, NYSE Arca ticker: CQQQ (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Technology Index (the “Index”).

The Index is designed to measure and monitor the performance of the universe of publicly-traded companies which are based in mainland China, Hong Kong or Macau, are in the Information Technology Sector, as defined by Standard & Poor’s Global Industry Classification Standard, and are open to foreign investment. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. The Index includes equity securities of companies of all categories of market capitalizations, as defined by AlphaShares (subject to certain minimum capitalization requirements.)

The Index may include Hong Kong-listed securities, including China H-shares and Red Chips. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Index may also include N-shares, which are issued by companies based in mainland China and listed on the NYSE Arca, Inc. or NASDAQ Stock Market. The Index will not include China A-shares (which are subject to substantial restrictions on foreign investment) or China B-shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

The Fund will invest at least 80% of its total assets in common stock, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts or shares representing common stocks included in the Index (or underlying securities representing ADRs, ADSs, GDRs and IDRs included in the Index).The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2013.

On a market price basis, the Fund generated a total return of 21.05%, which included an increase in market price over the period to $23.71 on February 28, 2013, from $19.96 as of August 31, 2012. On an NAV basis, the Fund generated a total return of 20.62%, which included an increase in NAV over the period to $23.70 on February 28, 2013, from $20.03 as of August 31, 2012. At the end of the period, the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad Chinese market comparison purposes, the Index returned 20.76% and the MSCI China Index returned 20.29% for the same period.

The Fund made an annual income distribution of $0.4260 per share on December 31, 2012, to shareholders of record on December 27, 2012.

Performance Attribution

For the six-month period ended February 28, 2013, the technology sector contributed most to return, followed by the industrial sector. The consumer cyclical sector was the only detractor from return. Positions that contributed most significantly to the Fund’s return included Lenovo Group Ltd., a Hong Kong-based manufacturer and marketer of computers and other technology products and services; GCL-Poly Energy Holdings Ltd., a Hong Kong company that manufactures polysilicon and wafers for the solar industry and operates power plants; and Kingboard Chemical Holdings Ltd., which manufactures laminates, copper foil, glass fabric, printed circuit boards, and chemicals (8.6%, 5.0% and 3.5%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Baidu, Inc., ADR, a Chinese-language Internet search provider; Renren, Inc., ADR, operator of a social networking internet site; and SINA Corp., an online media company (7.4%, 1.3% and 6.7%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	February 28, 2013

TAN	Guggenheim Solar ETF

Fund Overview

The Guggenheim Solar ETF, NYSE Arca ticker: TAN (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the MAC Global Solar Energy Index (the “Index”).

The Index is comprised of approximately 23 securities selected based on the relative importance of solar power within the company’s business model, as determined by MAC Indexing LLC (the “Index Provider”). As of February 28, 2013, the average market capitalization of securities included in the Index was $890 million. The Index is designed to track companies within the following business segments of the solar energy industry: companies that produce solar power equipment and products for end-users; companies that produce fabrication products (such as the equipment used by solar cell and module producers to manufacture solar power equipment) or services (such as companies specializing in the solar cell manufacturing or the provision of consulting services to solar cell and module producers) for solar power equipment producers; companies that supply raw materials or components to solar power equipment producers or integrators; companies that derive a significant portion of their business (as defined in the Fund prospectus under “Index Methodology”) from solar power system sales, distribution, installation, integration or financing; and companies that specialize in selling electricity derived from solar power. The Index is generally comprised of equity securities, including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”), traded in developed markets, as defined by the Index Provider. While the equity securities comprising the Index are traded in developed markets, the issuers of such securities may be located in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. The Fund will invest at least 90% of its total assets in common stock, ADRs and GDRs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs and GDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2013.

On a market price basis, the Fund generated a total return of 17.20%, which included an increase in market price over the period to $17.95 on February 28, 2013, from $16.71 as of August 31, 2012. On an NAV basis, the Fund generated a total return of 16.94%, which included an increase in NAV over the period to $17.93 on February 28, 2013, from $16.74 as of August 31, 2012. At the end of the period, the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad international market comparison purposes, the Index returned 15.47% and the MSCI World Index returned 10.85% for the same period.

The Fund made an annual income distribution of $1.424 per share on December 31, 2012, to shareholders of record on December 27, 2012.

Performance Attribution

In the three sectors in which the Fund was invested, holdings in the energy sector contributed most to the Fund’s return for the period, followed by holdings in the industrial sector and the technology sector. Positions that contributed to the Fund’s return included SunPower Corp., an integrated solar products and services company; MEMC Electronic Materials, Inc., which manufactures and sells wafers and related products to the semiconductor and solar industries; and GCL-Poly Energy Holdings Ltd., a Hong Kong company that manufactures polysilicon and wafers for the solar industry and operates power plants (7.5%, 7.7% and 11.3%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from return included Meyer Burger Technology AG, a Swiss company that provides systems and production lines for photovoltaics in the solar industry; GT Advanced Technologies, Inc., a provider of equipment and services that support the solar and LED industries; and Renewable Energy Corp. ASA, a solar power company with headquarters in Norway (5.6%, 4.3% and 3.0%, respectively, of the Fund’s long-term investments at period end).

8 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	February 28, 2013

CGW	Guggenheim S&P Global Water Index ETF

Fund Overview

The Guggenheim S&P Global Water Index ETF, NYSE Arca ticker: CGW (the “Fund”), seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P Global Water Index (the “Index”).

The Index is comprised of approximately 50 equity securities selected, based on investment and other criteria, from a universe of companies listed on global developed market exchanges. Standard & Poor’s Financial Services LLC, a division of The McGraw-Hill Companies (“S&P”), generally defines “developed markets” as the capital markets of those countries with high levels of per capita income and strict market regulation resulting in greater transparency. The universe of companies includes all companies classified by Standard & Poor’s Global Industry Classifications as being associated (in a manner representing a major component of such companies’ business) with the global demand for water, including water utilities, infrastructure, equipment, instruments and materials. Total market capitalization and float-adjusted market capitalization of securities in the Index must be at least $250 million and $100 million, respectively, at the time of each reconstitution, which includes small-, mid-, and large-capitalization securities as defined by S&P. The companies in the universe are selected using criteria as identified by S&P.

The Fund will invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2013.

On a market price basis, the Fund generated a total return of 14.77%, which included an increase in market price over the period to $23.60 on February 28, 2013, from $20.98 as of August 31, 2012. On an NAV basis, the Fund generated a total return of 14.44%, which included an increase in NAV over the period to $23.61 on February 28, 2013, from $21.05 as of August 31, 2012. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index, broad global market and global utilities market comparison purposes, the Index returned 14.70%, the MSCI World Index returned 10.85%, and the Dow Jones Global Utilities Index returned 4.79% for the same period.

The Fund made an annual income distribution of $0.4510 per share on December 31, 2012, to shareholders of record on December 27, 2012.

Performance Attribution

For the six-month period ended February 28, 2013, the industrial sector contributed most significantly to the Fund’s return, and the basic materials sector contributed least to the Fund’s return. No sector detracted from return. Positions that contributed most significantly to the Fund’s return included Pentair Ltd., which delivers services related to water and other fluids, thermal management and equipment protection; ALFA Laval AB, which makes equipment and systems for heating, cooling, separation, and transportation of products such as oil, water, chemicals, beverages, starch, foodstuffs, and pharmaceuticals; and Andritz AG, which makes machines for the production and processing of pulp, fiberboard, and paper and production systems, machinery, and services for specialized industries, such as sewage sludge treatment (6.8%, 4.5% and 3.2%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Pennon Group PLC, which operates and invests primarily in the areas of water and sewerage services and waste management; Severn Trent PLC, which supplies water, waste, and utility services throughout the United Kingdom, Europe, and the United States; and Compass Minerals International, Inc., which produces highway deicing salt in North America and the United Kingdom (2.9%, 4.7% and 1.5%, respectively, of the Fund’s long-term investments at period end).

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February 28, 2013

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds Investment Advisors, LLC only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim Funds ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in a Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of Fund-specific risks and considerations.

Investment Risk: An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk: The value of the securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by each Fund participate, or factors relating to specific companies in which such Fund invests.

Foreign Investment Risk: A Fund’s investments in non-U.S. issuers, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of such Fund’s investments or prevent such Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk: Investment in securities of issuers based in developing or “emerging market” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Industry Risk: To the extent that a Fund focuses its investments in a particular industry or group of related industries, the NAV of such Fund will be more susceptible to factors affecting that industry or sector. Accordingly, a Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Micro-, Small- and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.

Replication Management Risk: The Funds are not “actively” managed. Therefore, a Fund would not necessarily sell a security because the security’s issuer was in financial trouble unless that stock is removed from such Fund’s Index.

Non-Correlation Risk: A Fund’s return may not match the return of such Fund’s index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. A Fund may not be fully invested at times, either as a result of cash flows into such Fund or reserves of cash held by a Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk: The Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments will be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

China Investment Risk (YAO and CQQQ): Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and the European Monetary Union has created significant volatility in currency and financial

10 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

February 28, 2013

markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Funds’ portfolios. Financial market conditions, as well as various social and political tensions in the US and around the world, have contributed to increased market volatility and may have long-term effects on the US and worldwide financial markets and cause further economic uncertainties or deterioration in the US and worldwide. The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information and at www.guggenheiminvestments.com/etf.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 11

FUND SUMMARY & PERFORMANCE (Unaudited)	February 28, 2013

YAO	Guggenheim China All-Cap ETF

Fund Statistics
Share Price	$25.08
Net Asset Value	$25.11
Premium/Discount to NAV	-0.12%
Net Assets ($000)	$60,274

Total Returns
			Three	Since
(Inception	Six	One	Year	Inception
10/19/09)	Months	Year	(Annualized)	(Annualized)
Guggenheim China All-Cap ETF
NAV	18.51%	0.47%	3.63%	2.12%
Market	17.79%	1.11%	3.62%	2.08%
AlphaShares China
All-Cap Index	18.96%	1.20%	4.42%	2.90%
MSCI China Index	20.29%	4.01%	3.92%	2.15%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.82 per share for share price returns or initial net asset value (NAV) of $24.82 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.70% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Financial	36.3%
Communications	19.5%
Energy	15.6%
Consumer, Cyclical	7.8%
Consumer, Non-cyclical	7.1%
Industrial	6.5%
Basic Materials	3.2%
Utilities	2.4%
Technology	1.1%
Diversified	0.5%
Total Common Stocks	100.0%
Investments of Collateral for Securities Loaned	3.6%
Total Investments	103.6%
Liabilities in excess of Other Assets	-3.6%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
China	99.8%
Singapore	0.1%
Australia	0.1%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	93.4%
United States Dollar	6.2%
Singapore Dollar	0.4%

% of Long-Term
Top Ten Holdings	Investments
China Mobile Ltd.	5.2%
China Construction Bank Corp.	5.0%
Industrial & Commercial Bank of China Ltd.	4.9%
Tencent Holdings Ltd.	4.7%
Bank of China Ltd.	4.5%
CNOOC Ltd.	4.1%
PetroChina Co. Ltd.	3.8%
Baidu, Inc., ADR	3.2%
China Life Insurance Co. Ltd.	3.1%
China Petroleum & Chemical Corp.	2.5%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

12 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	February 28, 2013

CQQQ	Guggenheim China Technology ETF

Fund Statistics
Share Price	$23.71
Net Asset Value	$23.70
Premium/Discount to NAV	0.04%
Net Assets ($000)	$20,142

Total Returns
			Three	Since
(Inception	Six	One	Year	Inception
12/8/09)	Months	Year	(Annualized)	(Annualized)
Guggenheim China Technology ETF
NAV	20.62%	-2.35%	-0.91%	-0.15%
Market	21.05%	-1.34%	-1.15%	-0.14%
AlphaShares China Technology
Index	20.76%	-1.92%	-0.78%	0.10%
MSCI China Index	20.29%	4.01%	3.92%	0.65%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.06 per share for share price returns or initial net asset value (NAV) of $25.06 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s total annual operating expense ratio of 0.70% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Communications	51.0%
Technology	24.1%
Industrial	11.3%
Energy	5.0%
Basic Materials	3.5%
Consumer, Cyclical	3.2%
Consumer, Non-cyclical	1.7%
Total Common Stocks	99.8%
Investments of Collateral for Securities Loaned	6.9%
Total Investments	106.7%
Liabilities in excess of Other Assets	-6.7%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
China	100.0%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	65.6%
United States Dollar	34.4%

% of Long-Term
Top Ten Holdings	Investments
Tencent Holdings Ltd.	9.6%
Lenovo Group Ltd.	8.6%
Baidu, Inc., ADR	7.4%
NetEase, Inc., ADR	7.0%
SINA Corp.	6.7%
GCL-Poly Energy Holdings Ltd.	5.0%
AAC Technologies Holdings, Inc.	4.5%
Semiconductor Manufacturing International Corp.	4.2%
Youku Tudou, Inc., ADR	3.8%
Sohu.com, Inc.(a)	3.6%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 13

FUND SUMMARY & PERFORMANCE (Unaudited) continued	February 28, 2013

TAN	Guggenheim Solar ETF

Fund Statistics
Share Price	$17.95
Net Asset Value	$17.93
Premium/Discount to NAV	0.11%
Net Assets ($000)	$70,438

Total Returns
			Three	Since
(Inception	Six	One	Year	Inception
4/15/08)	Months	Year	(Annualized)	(Annualized)
Guggenheim Solar ETF
NAV	16.94%	-32.89%	-35.10%	-39.70%
Market	17.20%	-32.26%	-34.97%	-39.69%
MAC Global Solar
Energy Index	15.47%	-35.91%	-37.11%	-40.37%
MSCI World Index	10.85%	10.69%	9.78%	1.58%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $251.30* per share for share price returns or initial net asset value (NAV) of $251.30* per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.01%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.94%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015, to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Industrial	46.8%
Technology	27.8%
Energy	24.9%
Total Common Stocks	99.5%
Investments of Collateral for Securities Loaned	30.1%
Total Investments	129.6%
Liabilities in excess of Other Assets	-29.6%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
United States	39.4%
Cayman Islands	32.1%
Germany	13.1%
Switzerland	5.6%
British Virgin Islands	3.5%
Canada	3.3%
Norway	3.0%

% of Long-Term
Currency Denomination	Investments
United States Dollar	66.4%
Euro	13.1%
Hong Kong Dollar	11.9%
Swiss Franc	5.6%
Norwegian Krone	3.0%

% of Long-Term
Top Ten Holdings	Investments
GCL-Poly Energy Holdings Ltd.	11.3%
MEMC Electronic Materials, Inc.	7.7%
SunPower Corp.	7.5%
First Solar, Inc.	7.5%
Power-One, Inc.	5.8%
Meyer Burger Technology AG	5.6%
Advanced Energy Industries, Inc.	4.9%
SMA Solar Technology AG	4.7%
GT Advanced Technologies, Inc.	4.3%
Trina Solar Ltd., ADR	4.2%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

* Reflects 1 for 10 reverse stock split that occurred on February 15, 2012.

14 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	February 28, 2013

CGW	Guggenheim S&P Global Water Index ETF

Fund Statistics
Share Price	$23.60
Net Asset Value	$23.61
Premium/Discount to NAV	-0.04%
Net Assets ($000)	$223,803

Total Returns
			Three	Five	Since
			Year	Year	Inception
(Inception	Six	One	(Annual-	(Annual-	(Annual-
5/14/07)	Month	Year	ized)	ized)	ized)
Guggenheim S&P Global
Water Index ETF
NAV	14.44%	16.27%	12.54%	2.81%	1.96%
Market	14.77%	17.00%	12.67%	2.85%	1.95%
S&P Global
Water Index	14.70%	16.70%	12.87%	3.36%	2.57%
MSCI World
Index	10.85%	10.69%	9.78%	1.56%	-0.01%
Dow Jones Global Utilities
Index	4.79%	0.88%	-0.09%	-6.00%	-5.31%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.78 per share for share price returns or initial net asset value (NAV) of $24.78 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.76%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.73%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Industrial	55.5%
Utilities	38.2%
Basic Materials	6.1%
Total Common Stocks	99.8%
Exchange-Traded Fund	0.1%
Total Long-Term Investments	99.9%
Investments of Collateral for Securities Loaned	1.5%
Total Investments	101.4%
Liabilities in excess of Other Assets	-1.4%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
United States	30.9%
United Kingdom	17.7%
Switzerland	15.2%
France	7.5%
Sweden	4.5%
Brazil	4.3%
Israel	3.4%
Austria	3.2%
Japan	3.2%
Hong Kong	3.1%
Netherlands	2.6%
Italy	1.7%
Finland	0.9%
Bermuda	0.8%
Singapore	0.5%
Spain	0.5%

% of Long-Term
Currency Denomination	Investments
United States Dollar	42.1%
Pound Sterling	17.7%
Euro	16.4%
Swiss Franc	8.3%
Japanese Yen	3.2%
All other currencies	12.3%

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 15

FUND SUMMARY & PERFORMANCE (Unaudited) continued	February 28, 2013

CGW	Guggenheim S&P Global Water Index ETF continued

% of Long-Term
Top Ten Holdings	Investments
Pentair Ltd.	6.8%
United Utilities Group PLC	6.1%
Geberit AG	5.8%
American Water Works Co., Inc.	5.6%
Danaher Corp.	5.0%
Severn Trent PLC	4.7%
ALFA Laval AB	4.5%
Veolia Environnement SA	4.4%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	4.3%
Israel Chemicals Ltd.	3.4%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

16 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

OVERVIEW OF FUND EXPENSES (Unaudited)	February 28, 2013

As a shareholder of Guggenheim China All-Cap ETF; Guggenheim China Technology ETF; Guggenheim Solar ETF; and Guggenheim S&P Global Water Index ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended February 28, 2013.

Actual Expense
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses
	Beginning	Ending	Expense	Paid
	Account	Account	Ratio for the	During
	Value	Value	Period Ended	Period1
	9/1/12	2/28/13	2/28/13	9/1/12 - 2/28/13
Guggenheim China All-Cap ETF
Actual	$1,000.00	$1,185.14	0.70%	$3.79
Hypothetical	1,000.00	1,021.32	0.70%	3.51
(5% annual return before expenses)

Guggenheim China Technology ETF
Actual	1,000.00	1,206.16	0.70%	3.83
Hypothetical	1,000.00	1,021.32	0.70%	3.51
(5% annual return before expenses)

Guggenheim Solar ETF2
Actual	1,000.00	1,169.43	0.70%	3.77
Hypothetical	1,000.00	1,021.32	0.70%	3.51
(5% annual return before expenses)

Guggenheim S&P Global Water Index ETF2
Actual	1,000.00	1,144.45	0.70%	3.72
Hypothetical	1,000.00	1,021.32	0.70%	3.51
(5% annual return before expenses)

1	Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended February 28, 2013. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 181/365.

2	The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

Assumes all dividends and distributions were reinvested.

Premium/Discount Information
Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at www.gugggenheiminvestments.com.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 17

PORTFOLIO OF INVESTMENTS (Unaudited)	February 28, 2013

YAO	Guggenheim China All-Cap ETF

Number
of Shares	Description	Value

	Common Stocks - 100.0%

	Basic Materials - 3.2%
308,000	Aluminum Corp. of China Ltd.(a)	$133,052
86,000	Angang Steel Co. Ltd.(a) (b)	57,889
140,000	China BlueChemical Ltd.	89,725
156,000	China Forestry Holdings Co. Ltd.(a) (c) (d)	–
290,000	China Lumena New Materials Corp.(b)	68,061
102,000	China Molybdenum Co. Ltd.(b)	50,113
246,000	China Precious Metal Resources Holdings Co. Ltd.(a)	44,411
100,000	CITIC Pacific Ltd.	153,710
84,000	Dongyue Group	55,676
153,000	Huabao International Holdings Ltd.	85,429
126,000	Hunan Nonferrous Metal Corp. Ltd.(a) (b)	42,082
111,000	Jiangxi Copper Co. Ltd.	265,947
46,500	Kingboard Chemical Holdings Ltd.	141,811
125,000	Lee & Man Paper Manufacturing Ltd.	93,651
132,000	Maanshan Iron & Steel(a) (b)	39,490
116,000	MMG Ltd. (Australia)(a)	51,307
131,000	Nine Dragons Paper Holdings Ltd.	124,668
59,500	Real Gold Mining Ltd.(a) (c) (d)	4,220
180,000	Sinopec Shanghai Petrochemical Co. Ltd.	78,919
104,000	Yingde Gases	121,772
68,000	Zhaojin Mining Industry Co. Ltd.	89,616
470,000	Zijin Mining Group Co. Ltd.(b)	161,821
		1,953,370

	Communications - 19.5%
3,963	AsiaInfo-Linkage, Inc.(a)	43,712
21,334	Baidu, Inc., ADR(a)	1,936,274
396,000	China Communications Services Corp. Ltd.	247,664
284,501	China Mobile Ltd.	3,134,891
2,308,000	China Telecom Corp. Ltd.	1,196,433
706,002	China Unicom Hong Kong Ltd.	1,017,828
11,344	Ctrip.com International Ltd., ADR(a) (b)	218,826
6,670	Focus Media Holding Ltd., ADR	168,151
7,830	Giant Interactive Group, Inc., ADR(b)	48,546
5,815	NetEase.com, Inc., ADR	298,135
5,250	SINA Corp.(a)	271,320
2,344	Sohu.com, Inc.(a)	104,636
81,800	Tencent Holdings Ltd.	2,829,037
6,164	Youku Tudou, Inc., ADR(a) (b)	125,684
49,440	ZTE Corp.	84,410
		11,725,547

	Consumer, Cyclical - 7.8%
160,000	Air China Ltd.	129,571
45,000	Ajisen China Holdings Ltd.	32,496
60,000	Anta Sports Products Ltd.	56,790
348,000	Belle International Holdings Ltd.	640,817

224,000	Bosideng International Holdings Ltd.	69,324
220,000	Brilliance China Automotive Holdings Ltd.(a)	303,552
40,500	Byd Co. Ltd.(a)	143,620
120,000	China Eastern Airlines Corp. Ltd.(a)	51,374
94,001	China Resources Enterprise Ltd.	305,464
132,000	China Southern Airlines Co. Ltd.	72,852
208,000	China Travel International Investments	43,720
65,500	China ZhengTong Auto Services Holdings Ltd.(a)	52,367
62,000	Dah Chong Hong Holdings Ltd.	63,720
59,000	Digital China Holdings Ltd.	92,667
226,002	Dongfeng Motor Group Co. Ltd.	331,068
330,000	Geely Automobile Holdings Ltd.	181,706
48,000	Golden Eagle Retail Group Ltd.	98,540
905,000	GOME Electrical Appliances Holding Ltd.(a)	100,363
82,000	Great Wall Motor Co. Ltd.	320,922
176,000	Guangzhou Automobile Group Co. Ltd.	146,613
68,000	Haier Electronics Group Co. Ltd.(a)	122,762
176,000	Hengdeli Holdings Ltd.(b)	57,420
89,500	Intime Department Store Group Co. Ltd.	109,757
50,000	Minth Group Ltd.	65,378
93,000	Parkson Retail Group Ltd.	60,442
575,000	REXLot Holdings Ltd.	52,645
50,700	Shanghai Pharmaceuticals Holding Co. Ltd.	109,182
29,999	Shenzhou International Group Holdings Ltd.	85,105
152,000	Skyworth Digital Holdings Ltd.	102,119
86,996	Springland International Holdings Ltd.	51,155
172,500	Sun Art Retail Group Ltd.	240,237
38,400	Weichai Power Co. Ltd.	145,581
43,000	Wumart Stores, Inc.	84,283
170,000	Xinyi Glass Holdings Ltd.	114,212
42,500	Zhongsheng Group Holdings Ltd.	65,765
		4,703,589

	Consumer, Non-cyclical - 7.1%
300,000	Chaoda Modern Agriculture Holdings Ltd.(a) (c) (d)	19,343
174,000	China Agri-Industries Holdings Ltd.	98,950
56,000	China Foods Ltd.	36,901
82,495	China Medical System Holdings Ltd.	75,529
112,000	China Mengniu Dairy Co. Ltd.	312,682
232,993	China Modern Dairy Holdings Ltd.(a)	78,116
30,000	China Shineway Pharmaceutical Group Ltd.	51,142
107,000	China Yurun Food Group Ltd.(a) (b)	76,716
486,000	CP Pokphand Co. Ltd.	60,164
61,001	Hengan International Group Co. Ltd.	619,068
96,000	Jiangsu Expressway Co. Ltd.	97,054
6,800	Mindray Medical International Ltd., ADR(b)	255,748

See notes to financial statements.
18 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	February 28, 2013

YAO	Guggenheim China All-Cap ETF continued

Number
of Shares	Description	Value

	Consumer, Non-cyclical continued
10,387	New Oriental Education & Technology Group, ADR	$157,882
45,000	People’s Food Holdings Ltd.	48,354
152,002	Shandong Weigao Group Medical Polymer Co. Ltd.	141,322
90,000	Shenguan Holdings Group Ltd.	45,958
662,500	Shenzhen International Holdings Ltd.	93,119
149,995	Sihuan Pharmaceutical Holdings Group Ltd.	69,632
228,000	Sino Biopharmaceutical	131,128
65,201	Sinopharm Group Co. Ltd.	205,990
150,000	Tingyi Cayman Islands Holding Corp.	393,625
24,000	Tsingtao Brewery Co. Ltd.	150,254
75,000	Uni-President China Holdings Ltd.	92,362
40,000	Vinda International Holdings Ltd.(b)	56,532
535,000	Want Want China Holdings Ltd.	750,601
5,673	WuXi PharmaTech Cayman, Inc., ADR(a)	92,697
112,000	Zhejiang Expressway Co. Ltd.	94,021
		4,304,890

	Diversified - 0.5%
92,001	China Merchants Holdings International Co. Ltd.	319,133

	Energy - 15.6%
323,000	China Coal Energy Co. Ltd.	320,299
194,000	China Gas Holdings Ltd.	188,875
212,000	China Longyuan Power Group Corp.	193,278
320,000	China Oil & Gas Group Ltd.(a)	63,135
122,000	China Oilfield Services Ltd.	258,950
1,324,000	China Petroleum & Chemical Corp.	1,505,855
268,000	China Shenhua Energy Co. Ltd.	1,016,035
1,268,000	CNOOC Ltd.	2,491,901
572,002	GCL-Poly Energy Holdings Ltd.	152,684
262,000	Kunlun Energy Co. Ltd.	543,268
1,664,000	PetroChina Co. Ltd.	2,287,374
268,002	Shougang Fushan Resources Group Ltd.	118,193
326,000	United Energy Group Ltd.(a)	52,968
154,000	Yanzhou Coal Mining Co. Ltd.(b)	238,700
		9,431,515

	Financial - 36.3%
106,000	Agile Property Holdings Ltd.	136,962
2,007,000	Agricultural Bank of China Ltd.	1,035,223
5,748,011	Bank of China Ltd.	2,712,847
675,000	Bank of Communications Co. Ltd.	534,440
661,000	China CITIC Bank Corp. Ltd.	424,480
3,679,008	China Construction Bank Corp.	3,036,248
74,000	China Everbright Ltd.	137,411
624,002	China Life Insurance Co. Ltd.	1,874,859
328,000	China Merchants Bank Co. Ltd.	711,421
450,500	China Minsheng Banking Corp. Ltd.	627,401
57,000	China Overseas Grand Oceans Group Ltd.	80,118
322,002	China Overseas Land & Investment Ltd.	977,859
162,601	China Pacific Insurance Group Co. Ltd.	599,675
156,001	China Resources Land Ltd.	455,640
72,800	China Taiping Insurance Holdings Co. Ltd.(a)	145,321
208,995	Chongqing Rural Commercial Bank	117,233
71,501	CITIC Securities Co. Ltd.	180,346
128,001	COSCO Pacific Ltd.	205,004
564,880	Country Garden Holdings Co. Ltd.(a)	289,912
428,002	Evergrande Real Estate Group Ltd.	211,384
106,000	Far East Horizon Ltd.	78,049
280,000	Franshion Properties China Ltd.	98,932
222,000	Glorious Property Holdings Ltd.(a)	42,368
48,000	Greentown China Holdings Ltd.(a)	93,216
84,400	Guangzhou R&F Properties Co. Ltd.	143,227
117,201	Haitong Securities Co. Ltd.(a)	197,379
54,000	Hopson Development Holdings Ltd.(a) (b)	93,170
4,150,008	Industrial & Commercial Bank of China Ltd.	2,980,786
155,000	Kaisa Group Holdings Ltd.(a)	51,568
106,500	KWG Property Holding Ltd.(b)	73,061
110,000	Longfor Properties Co. Ltd.	194,897
41,600	New China Life Insurance Co. Ltd.	168,710
320,002	PICC Property & Casualty Co. Ltd.	459,689
160,501	Ping An Insurance Group Co. of China Ltd.	1,343,226
160,000	Poly Property Group Co. Ltd.(a) (b)	114,303
904,000	Renhe Commercial Holdings Co. Ltd.(a)	66,446
39,000	Shanghai Industrial Holdings Ltd.	127,236
178,000	Shenzhen Investment Ltd.	77,812
104,000	Shimao Property Holdings Ltd.	209,211
232,500	Shui On Land Ltd.	107,633
308,500	Sino-Ocean Land Holdings Ltd.	213,229
153,000	SOHO China Ltd.(b)	118,969
133,001	Sunac China Holdings Ltd.	103,076
47,000	Yanlord Land Group Ltd. (Singapore)(a)	58,287
424,000	Yuexiu Property Co. Ltd.	146,530
		21,854,794

	Industrial - 6.5%
56,482	AAC Technologies Holdings, Inc.	239,989
103,000	Anhui Conch Cement Co. Ltd.	376,545
192,000	AviChina Industry & Technology Co. Ltd.	88,141
91,500	BBMG Corp.	80,588
114,000	Beijing Capital International Airport Co. Ltd.	89,673
304,000	Beijing Enterprises Water Group Ltd.	94,083
348,000	China Communications Construction Co. Ltd.	329,384
202,500	China COSCO Holdings Co. Ltd.(a)	108,629

See notes to financial statemnts.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	February 28, 2013

YAO	Guggenheim China All-Cap ETF continued

Number
of Shares	Description	Value

	Industrial continued
171,000	China Everbright International Ltd.	$113,782
69,000	China Liansu Group Holdings Ltd.	48,314
41,400	China Metal Recycling Holdings Ltd.(b) (c) (d)	50,343
228,000	China National Building Material Co. Ltd.	348,107
135,500	China Railway Construction Corp. Ltd.	142,055
301,000	China Railway Group Ltd.	163,409
138,000	China Resources Cement Holdings Ltd.	87,553
256,000	China Rongsheng Heavy Industries Group Holdings Ltd.(b)	46,216
152,000	China Shanshui Cement Group Ltd.	108,784
295,000	China Shipping Container Lines Co. Ltd.(a)	87,494
102,000	China Shipping Development Co. Ltd.(b)	56,821
118,000	China State Construction International Holdings Ltd.	165,553
110,800	China Zhongwang Holdings Ltd.(a)	42,006
145,000	CSR Corp. Ltd.	118,732
26,600	Dongfang Electric Corp. Ltd.	50,011
110,000	Guangshen Railway Co. Ltd.	52,625
44,000	Haitian International Holdings Ltd.	56,852
54,000	Harbin Electric Co. Ltd.	47,212
73,500	Kingboard Laminates Holdings Ltd.	35,068
216,000	Lonking Holdings Ltd.	58,214
213,000	Metallurgical Corp. of China Ltd.(a) (b)	45,320
158,000	NVC Lighting Holdings Ltd.	39,730
66,000	Sany Heavy Equipment International Holdings Co. Ltd.	29,788
220,000	Shanghai Electric Group Co. Ltd.	89,363
164,000	Yangzijiang Shipbuilding Holdings Ltd.(b)	127,861
36,999	Zhuzhou CSR Times Electric Co. Ltd.	122,378
112,600	Zoomlion Heavy Industry Science and Technology Co. Ltd.(b)	148,684
		3,889,307

	Technology - 1.1%
474,002	Lenovo Group Ltd.	529,328
1,845,000	Semiconductor Manufacturing International Corp.(a)	105,873
73,000	Travelsky Technology Ltd.	47,820
		683,021

	Utilities - 2.4%
36,500	Beijing Enterprises Holdings Ltd.	279,109
156,000	China Power International Development Ltd.	50,291
56,000	China Resources Gas Group Ltd.	129,839
136,000	China Resources Power Holdings Co. Ltd.	367,409
260,000	Datang International Power Generation Co. Ltd.	112,987
196,000	Guangdong Investment Ltd.	168,581
249,998	Huaneng Power International, Inc.	257,256
225,993	Huaneng Renewables Corp. Ltd.(a)	57,993
		1,423,465

	Total Common Stocks - 100.0%
	(Cost $61,095,210)	60,288,631

	Investments of Collateral for
	Securities Loaned - 3.6%
2,165,860	BNY Mellon Securities Lending Overnight
	Fund, 0.1879%(e) (f)
	(Cost $2,165,860)	2,165,860

	Total Investments - 103.6%
	(Cost $63,261,070)	62,454,491
	Liabilities in excess of Other Assets - (3.6%)	(2,180,932)
	Net Assets - 100.0%	$60,273,559

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at February 28, 2013.

(c)
Security is valued based on observable and/or unobservable inputs in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $73,906 which represents 0.1% of net assets.

(d)	Illiquid security.

(e)	At February 28, 2013, the total market value of the Fund’s securities on loan was $2,026,429 and the total market value of the collateral held by the Fund was $2,165,860.

(f)	Interest rate shown reflects yield as of February 28, 2013.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.
20 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	February 28, 2013

CQQQ	Guggenheim China Technology ETF

Number
of Shares	Description	Value
	Common Stocks - 99.8%

	Basic Materials - 3.5%
229,000	Kingboard Chemical Holdings Ltd.	$698,382

	Communications - 51.0%
31,876	AsiaInfo-Linkage, Inc.(a)	351,592
16,484	Baidu, Inc., ADR(a)	1,496,088
564,006	China All Access Holdings Ltd.	189,097
812,000	China Wireless Technologies Ltd.	217,794
534,000	Comba Telecom Systems Holdings Ltd.(b)	177,659
344,004	DBA Telecommunication Asia Holdings Ltd.	221,799
62,983	Giant Interactive Group, Inc., ADR	390,495
27,420	NetEase.com, ADR	1,405,823
86,704	Renren, Inc., ADR(a) (b)	256,644
25,966	SINA Corp.(a)	1,341,923
16,330	Sohu.com, Inc.(a)	728,971
372,000	TCL Communication Technology Holdings Ltd.	112,730
55,901	Tencent Holdings Ltd.	1,933,325
37,510	Youku Tudou, Inc., ADR(a)	764,829
400,004	ZTE Corp.	682,934
		10,271,703

	Consumer, Cyclical - 3.2%
414,003	Digital China Holdings Ltd.	650,246

	Consumer, Non-cyclical - 1.7%
1,464,000	Anxin-China Holdings Ltd.	337,925

	Energy - 5.0%
3,753,028	GCL-Poly Energy Holdings Ltd.(b)	1,001,795

	Industrial - 11.3%
213,996	AAC Technologies Holdings, Inc.	909,259
1,232,000	China Aerospace International Holdings Ltd.	120,740
578,000	China High Precision Automation Group Ltd.(c) (d)	68,199
1,134,000	Hi Sun Technology China Ltd.(a)	174,015
592,000	Kingboard Laminates Holdings Ltd.	282,455
573,979	Tech Pro Technology Development Ltd.(a)	217,606
876,000	Truly International Holdings	344,533
288,000	Wasion Group Holdings Ltd.	163,407
		2,280,214

	Technology - 24.1%
17,768	AutoNavi Holdings Ltd., ADR(a)	180,345
799,977	Chinasoft International Ltd.(a)	190,843
3,758,032	Hanergy Solar Group Ltd.(a)	232,610
542,000	Ju Teng International Holdings Ltd.	293,545
1,120,000	Kingdee International Software Group Co. Ltd.(a) (b)	197,863
469,000	Kingsoft Corp. Ltd.	406,414
1,540,012	Lenovo Group Ltd.	1,719,763
154,002	NetDragon Websoft, Inc.	203,354
14,865,000	Semiconductor Manufacturing International Corp.(a)	853,005
564,000	TPV Technology Ltd.	$189,095
592,000	Travelsky Technology Ltd.	387,804
		4,854,641

	Total Common Stocks - 99.8%
	(Cost $20,648,635)	20,094,906

	Investments of Collateral for
	Securities Loaned - 6.9%
1,388,633	BNY Mellon Securities Lending Overnight
	Fund, 0.1879%(e) (f)
	(Cost $1,388,633)	1,388,633

	Total Investments - 106.7%
	(Cost $22,037,268)	21,483,539
	Liabilities in excess of Other Assets - (6.7%)	(1,341,529)
	Net Assets - 100.0%	$20,142,010

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at February 28, 2013.

(c)
Security is valued based on unobservable inputs in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $68,199 which represents 0.3% of net assets.

(d)	Illiquid security.

(e)	At February 28, 2013, the total market value of the Fund’s securities on loan was $1,274,255 and the total market value of the collateral held by the Fund was $1,388,633.

(f)	Interest rate shown reflects yield as of February 28, 2013.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued	February 28, 2013

TAN	Guggenheim Solar ETF

Number
of Shares	Description	Value
	Common Stocks - 99.5%

	British Virgin Islands - 3.4%
1,106,765	ReneSola Ltd., ADR(a) (b)	$2,401,680

	Canada - 3.3%
583,668	Canadian Solar, Inc.(a) (b)	2,340,509

	Cayman Islands - 32.0%
29,771,171	GCL-Poly Energy Holdings Ltd.(a)	7,946,811
1,331,161	Hanwha SolarOne Co. Ltd., ADR(b)	1,544,147
488,692	JA Solar Holdings Co. Ltd., ADR(a) (b)	2,174,679
253,573	JinkoSolar Holding Co. Ltd., ADR(a) (b)	2,064,084
2,157,502	Suntech Power Holdings Co. Ltd., ADR(a) (b)	2,481,127
734,589	Trina Solar Ltd., ADR(a) (b)	2,938,356
11,795,000	Trony Solar Holdings Co. Ltd.(a) (b) (c) (d)	401,540
1,174,627	Yingli Green Energy Holding Co. Ltd., ADR(b)	2,936,567
		22,487,311

	Germany - 13.0%
3,060,628	Conergy AG(a) (b)	1,580,518
60,653	Manz AG(a) (b)	2,203,997
114,343	SMA Solar Technology AG	3,314,112
1,302,992	Solarworld AG(a)	2,071,416
		9,170,043

	Norway - 3.0%
12,665,535	Renewable Energy Corp. ASA(a) (b)	2,113,985

	Switzerland - 5.6%
452,134	Meyer Burger Technology AG(a) (b)	3,934,128

	United States - 39.2%
190,423	Advanced Energy Industries, Inc.(b)	3,435,231
203,705	First Solar, Inc.(b)	5,265,774
1,055,307	GT Advanced Technologies, Inc.(b)	3,018,178
1,095,710	MEMC Electronic Materials, Inc.(b)	5,423,765
958,611	Power-One, Inc.(b)	4,083,683
562,946	STR Holdings, Inc.(b)	1,125,892
449,029	SunPower Corp.(b)	5,271,600
		27,624,123

	Total Common Stocks - 99.5%
	(Cost $99,253,843)	70,071,779

	Investments of Collateral for
	Securities Loaned - 30.1%
21,237,279	BNY Mellon Securities Lending Overnight
	Fund, 0.1879%(e) (f)
	(Cost $21,237,279)	21,237,279

	Total Investments - 129.6%
	(Cost $120,491,122)	91,309,058
	Liabilities in excess of Other Assets - (29.6%)	(20,871,026)
	Net Assets - 100.0%	$70,438,032

ADR - American Depositary Receipt

AG - Stock Corporation

ASA - Stock Company

(a)	Security, or portion thereof, was on loan at February 28, 2013.

(b)	Non-income producing security.

(c)
Security is valued based on unobservable inputs in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $401,540 which represents 0.6% of net assets.

(d)	Illiquid security.

(e)	At February 28, 2013, the total market value of the Fund’s securities on loan was $19,702,296 and the total market value of the collateral held by the Fund was $21,237,279.

(f)	Interest rate shown reflects yield as of February 28, 2013.

See notes to financial statements.
22 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	February 28, 2013

CGW	Guggenheim S&P Global Water Index ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.9%

	Common Stocks - 99.8%

	Austria - 3.2%
102,263	Andritz AG	$7,222,125

	Bermuda - 0.8%
5,736,000	Beijing Enterprises Water Group Ltd.	1,775,199

	Brazil - 4.3%
201,007	Cia de Saneamento Basico do Estado de Sao Paulo, ADR(a)	9,720,698

	Finland - 0.9%
140,632	Kemira OYJ	2,059,179

	France - 7.5%
517,744	Suez Environnement Co.	6,914,255
777,321	Veolia Environnement SA	9,794,432
		16,708,687

	Hong Kong - 3.1%
3,911,000	China Everbright International Ltd.	2,602,341
4,480,000	Guangdong Investment Ltd.	3,853,279
8,030,000	Interchina Holdings Co.(a)	455,612
		6,911,232

	Israel - 3.4%
584,411	Israel Chemicals Ltd.	7,553,478

	Italy - 1.7%
774,553	Hera SpA	1,315,383
329,913	Impregilo SpA	1,719,209
95,640	Interpump Group SpA	750,210
		3,784,802

	Japan - 3.2%
73,300	Daiseki Co. Ltd.(b)	1,144,865
750,000	Ebara Corp.	2,926,512
151,900	Kurita Water Industries Ltd.	3,049,196
		7,120,573

	Netherlands - 2.6%
130,805	Aalberts Industries NV	2,898,585
105,515	Arcadis NV	2,952,024
		5,850,609

	Singapore - 0.5%
997,000	Hyflux Ltd.(b)	1,131,719

	Spain - 0.5%
90,727	Fomento de Construcciones y Contratas SA(b)	1,060,865

	Sweden - 4.5%
427,778	ALFA Laval AB	9,988,455

	Switzerland - 15.1%
53,370	Geberit AG	12,959,325
286,217	Pentair Ltd.	15,246,780
32,452	Sulzer AG	5,706,572
		33,912,677

	United Kingdom - 17.7%
517,189	Halma PLC	3,867,242
646,860	Pennon Group PLC	6,431,455
118,786	Rotork PLC	5,142,477
427,355	Severn Trent PLC	10,502,514
1,224,955	United Utilities Group PLC	13,703,933
		39,647,621

	United States - 30.8%
70,875	Aegion Corp.(a)	1,703,126
34,072	American States Water Co.	1,804,453
319,535	American Water Works Co., Inc.	12,605,656
251,537	Aqua America, Inc.	7,327,273
19,546	Badger Meter, Inc.	992,155
78,638	Calgon Carbon Corp.(a)	1,341,564
75,291	California Water Service Group	1,510,337
45,571	Compass Minerals International, Inc.	3,359,494
180,246	Danaher Corp.	11,103,154
26,578	Franklin Electric Co., Inc.	1,729,430
20,747	Gorman-Rupp Co.	598,344
16,504	Hawkins, Inc.	650,918
185,901	Heckmann Corp.(a) (b)	661,808
114,381	IDEX Corp.	5,825,424
54,955	Itron, Inc.(a)	2,311,957
36,489	Layne Christensen Co.(a)	802,393
17,350	Lindsay Corp.	1,482,558
211,962	Mueller Water Products, Inc., Class A	1,191,226
113,899	Tetra Tech, Inc.(a)	3,287,125
37,562	Watts Water Technologies, Inc., Class A	1,763,160
250,024	Xylem, Inc.	6,875,660
		68,927,215

	Total Common Stocks - 99.8%
	(Cost $191,102,095)	223,375,134

	Exchange-Traded Fund - 0.1%
9,000	PowerShares Water Resources
	(Cost $200,731)	202,140

	Total Long-Term Investments - 99.9%
	(Cost $191,302,826)	223,577,274

	Investments of Collateral for
	Securities Loaned - 1.5%
3,448,904	BNY Mellon Securities Lending
	Overnight Fund, 0.1879%(c) (d)
	(Cost $3,448,904)	3,448,904

	Total Investments - 101.4%
	(Cost $194,751,730)	227,026,178
	Liabilities in excess of Other Assets - (1.4%)	(3,222,707)
	Net Assets - 100.0%	$223,803,471

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 23

PORTFOLIO OF INVESTMENTS (Unaudited) continued	February 28, 2013

CGW	Guggenheim S&P Global Water Index ETF continued

AB - Stock Company

ADR - American Depositary Receipt

AG - Stock Corporation

NV - Publicly Traded Company

OYJ - Public Traded Company

PLC - Public Limited Company

SA - Corporation

SpA - Limited Share Company

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at February 28, 2013.

(c)	At February 28, 2013, the total market value of the Fund’s securities on loan was $3,285,968 and the total market value of the collateral held by the Fund was $3,448,904.

(d)	Interest rate shown reflects yield as of February 28, 2013.

See notes to financial statements.
24 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	February 28, 2013

	Guggenheim	Guggenheim		Guggenheim S&P
	China All-Cap	China Technology	Guggenheim	Global Water
	ETF	ETF	Solar ETF	Index ETF
	(YAO)	(CQQQ)	(TAN)	(CGW)
Assets
Investments in securities, at value
(including securities on loan)	$62,454,491	$21,483,539	$91,309,058	$227,026,178
Cash	12,587	52,889	—	179,467
Receivables:
Dividends	—	1,594	—	208,280
Investments sold	—	—	555,405	—
Securities lending income	5,285	3,368	210,528	19,413
Tax reclaims	—	—	66,342	57,208
Due from Adviser	—	—	22,945	—
Other assets	—	—	308	574
Total assets	62,472,363	21,541,390	92,164,586	227,491,120
Liabilities
Custodian bank	—	—	69,398	—
Payables:
Administration fee payable	—	—	—	4,501
Collateral for securities on loan	2,165,860	1,388,633	21,237,279	3,448,904
Investments purchased	—	—	304,096	—
Accrued advisory fees	32,944	10,747	—	83,761
Accrued expenses	—	—	115,781	150,483
Total liabilities	2,198,804	1,399,380	21,726,554	3,687,649
Net Assets	$60,273,559	$20,142,010	$70,438,032	$223,803,471
Composition of Net Assets
Paid-in capital	$67,687,114	$30,535,447	$398,154,198	$279,714,003
Accumulated undistributed net investment income (loss)	(256,897)	29,311	329,781	151,542
Accumulated net realized gain (loss) on investments and currency transactions	(6,350,079)	(9,869,019)	(298,863,300)	(88,323,749)
Net unrealized appreciation (depreciation) on investments and currency translation	(806,579)	(553,729)	(29,182,647)	32,261,675
Net Assets	$60,273,559	$20,142,010	$70,438,032	$223,803,471
Shares outstanding ($0.01 par value with unlimited amount authorized)	2,400,000	850,000	3,928,000	9,480,000
Net Asset Value Per Share	$25.11	$23.70	$17.93	$23.61
Investments in securities, at cost	$63,261,070	$22,037,268	$120,491,122	$194,751,730
Securities on loan, at value	$2,026,429	$1,274,255	$19,702,296	$3,285,968

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 25

STATEMENT OF OPERATIONS For the six months ended February 28, 2013 (Unaudited)	February 28, 2013

		Guggenheim		Guggenheim S&P
	Guggenheim	China Technology	Guggenheim	Global Water
	China All-Cap ETF	ETF	Solar ETF	Index ETF
	(YAO)	(CQQQ)	(TAN)	(CGW)
Investment Income
Dividend income	$238,148	$63,818	$1,048	$1,440,296
Foreign taxes withheld	(16,956)	—	—	(18,495)
Net dividend income	221,192	63,818	1,048	1,421,801
Net securities lending income	42,560	76,653	1,399,955	78,435
Other income	—	—	522	—
Total investment income	263,752	140,471	1,401,525	1,500,236
Expenses
Advisory fee <Note 3>	190,709	64,015	124,583	514,014
Administration fee	—	—	6,852	27,978
Custodian fee	—	—	32,193	45,383
Licensing	—	—	26,095	108,585
Listing fee and expenses	—	—	2,500	2,500
Printing expenses	—	—	15,681	22,898
Professional fees	—	—	13,699	16,111
Trustees’ fees and expenses	—	—	2,108	4,371
Miscellaneous	—	—	10,905	11,456
Total expenses	190,709	64,015	234,616	753,296
Advisory fees waived	—	—	(60,200)	(33,676)
Net expenses	190,709	64,015	174,416	719,620
Net Investment Income (Loss)	73,043	76,456	1,227,109	780,616
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(3,099,342)	(3,192,063)	(53,211,364)	(1,800,618)
In-kind transactions	753,471	103,252	374,321	3,726,425
Foreign currency transactions	74	(60)	(15,980)	(42,479)
Net realized gain (loss)	(2,345,797)	(3,088,871)	(52,853,023)	1,883,328
Net change in unrealized appreciation (depreciation) on
Investments	10,989,244	6,345,661	59,037,611	25,602,740
Foreign currency translation	(3)	—	2,390	(4,175)
Net change in unrealized appreciation (depreciation)	10,989,241	6,345,661	59,040,001	25,598,565
Net realized and unrealized gain (loss)	8,643,444	3,256,790	6,186,978	27,481,893
Net Increase (Decrease) in Net Assets Resulting from Operations	$8,716,487	$3,333,246	$7,414,087	$28,262,509

See notes to financial statements.
26 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

This Page Intentionally Left Blank.

STATEMENTS OF CHANGES IN NET ASSETS	February 28, 2013

	Guggenheim China All-Cap ETF (YAO)		Guggenheim China Technology ETF (CQQQ)
	For the Six Months Ended February 28, 2013 (Unaudited)	For the Year Ended August 31, 2012	For the Six Months Ended February 28, 2013 (Unaudited)	For the Year Ended August 31, 2012
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$73,043	$1,279,019	$76,456	$567,085
Net realized gain (loss)	(2,345,797)	(4,078,476)	(3,088,871)	(3,385,542)
Net change in unrealized appreciation (depreciation)	10,989,241	(5,844,267)	6,345,661	(2,777,099)
Net increase (decrease) in net assets resulting from operations	8,716,487	(8,643,724)	3,333,246	(5,595,556)
Distributions to Shareholders
From and in excess of net investment income	(1,234,200)	(1,450,000)	(340,800)	(593,250)
Total distributions	(1,234,200)	(1,450,000)	(340,800)	(593,250)
Capital Share Transactions
Proceeds from sale of shares	7,791,009	—	1,191,908	4,474,181
Cost of shares redeemed	(4,822,057)	(12,690,787)	(1,071,634)	(13,061,136)
Net increase (decrease) from capital share transactions	2,968,952	(12,690,787)	120,274	(8,586,955)
Total increase (decrease) in net assets	10,451,239	(22,784,511)	3,112,720	(14,775,761)

Net Assets
Beginning of period	49,822,320	72,606,831	17,029,290	31,805,051
End of period	$60,273,559	$49,822,320	$20,142,010	$17,029,290
Accumulated undistributed net investment income (loss) at end of period	$(256,897)	$904,260	$29,311	$293,655
Changes in Shares Outstanding
Shares sold	300,000	—	50,000	200,000
Shares redeemed	(200,000)	(600,000)	(50,000)	(600,000)
Shares outstanding, beginning of period	2,300,000	2,900,000	850,000	1,250,000
Shares outstanding, end of period	2,400,000	2,300,000	850,000	850,000

*	Restated to reflect 1 for 10 reverse stock split that occurred on February 15, 2012.

**	Reflects 1 for 10 reverse stock split that occurred on February 15, 2012.

See notes to financial statements.
28 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

February 28, 2013

Guggenheim Solar ETF (TAN)		Guggenheim S&P Global Water Index ETF (CGW)
For the Six Months Ended February 28, 2013 (Unaudited)	For the Year Ended August 31, 2012	For the Six Months Ended February 28, 2013 (Unaudited)	For the Year Ended August 31, 2012

$1,227,109	$4,727,473	$780,616	$4,258,280
(52,853,023)	(74,881,812)	1,883,328	8,192,153
59,040,001	(16,462,510)	25,598,565	(165,288)
7,414,087	(86,616,849)	28,262,509	12,285,145

(4,112,512)	(4,861,440)	(4,203,320)	(3,994,920)
(4,112,512)	(4,861,440)	(4,203,320)	(3,994,920)

25,522,076	44,820,908	10,687,851	23,060,591
(1,377,996)	(26,823,657)	(10,490,796)	(45,993,858)
24,144,080	17,997,251	197,055	(22,933,267)
27,445,655	(73,481,038)	24,256,244	(14,643,042)

42,992,377	116,473,415	199,547,227	214,190,269
$70,438,032	$42,992,377	$223,803,471	$199,547,227
$329,781	$3,215,184	$151,542	$3,574,246

1,440,000	1,536,000 **	480,000	1,120,000
(80,000)	(1,088,000)**	(480,000)	(2,320,000)
2,568,000	2,120,000 *	9,480,000	10,680,000
3,928,000	2,568,000 **	9,480,000	9,480,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 29

FINANCIAL HIGHLIGHTS	February 28, 2013

YAO	Guggenheim China All-Cap ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended February 28, 2013 (unaudited)		For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Period October 19, 2009* through August 31, 2010
Net asset value, beginning of period	$21.66		$25.04	$24.56	$24.82
Income from investment operations
Net investment income (a)	0.03		0.52	0.41	0.22
Net realized and unrealized gain (loss)	3.98		(3.32)	0.35	(0.48)
Total from investment operations	4.01		(2.80)	0.76	(0.26)
Distributions to shareholders from
From and in excess of net investment income	(0.56)		(0.58)	(0.28)	—
Net asset value, end of period	$25.11		$21.66	$25.04	$24.56
Market value, end of period	$25.08		$21.76	$25.07	$24.55
Total return (b)
Net asset value	18.51%		-11.17%	3.01%	-1.05%

Ratios and supplemental data
Net assets, end of period (thousands)	$60,274		$49,822	$72,607	$61,402
Ratio of net expenses to average net assets	0.70	%(c)	0.70%	0.70%	0.70	%(c)
Ratio of net investment income to average net assets	0.27	%(c)	2.25%	1.50%	1.02	%(c)
Portfolio turnover rate (d)	12%		12%	16%	11%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
30 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 28, 2013

CQQQ	Guggenheim China Technology ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended February 28, 2013 (unaudited)		For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Period December 8, 2009* through August 31, 2010
Net asset value, beginning of period	$20.03		$25.44	$24.36	$25.06
Income from investment operations
Net investment income (a)	0.09		0.54	0.31	0.08
Net realized and unrealized gain (loss)	4.01		(5.38)	0.90	(0.78)
Total from investment operations	4.10		(4.84)	1.21	(0.70)
Distributions to shareholders
From and in excess of net investment income	(0.43)		(0.57)	(0.13)	—
Net asset value, end of period	$23.70		$20.03	$25.44	$24.36
Market value, end of period	$23.71		$19.96	$25.57	$24.40
Total return (b)
Net asset value	20.62%		-19.10%	4.94%	-2.79%

Ratios and supplemental data
Net assets, end of period (thousands)	$20,142		$17,029	$31,805	$19,491
Ratio of net expenses to average net assets	0.70	%(c)	0.70%	0.70%	0.70	%(c)
Ratio of net investment income to average net assets	0.84	%(c)	2.38%	1.09%	0.43	%(c)
Portfolio turnover rate (d)	18%		43%	28%	11%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 31

FINANCIAL HIGHLIGHTS continued	February 28, 2013

TAN	Guggenheim Solar ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended February 28, 2013 (unaudited)		For the Year Ended August 31, 2012(a)	For the Year Ended August 31, 2011(a)	For the Year Ended August 31, 2010(a)	For the Year Ended August 31, 2009(a)	For the Period April 15, 2008** through August 31, 2008(a)
Net asset value, beginning of period	$16.74		$54.90	$73.30	$86.00	$262.10	$251.30
Income from investment operations
Net investment income (loss) (b)	0.41		1.84	1.80	(0.10)	(0.50)	0.20
Net realized and unrealized gain (loss)	2.20		(37.89)	(19.90)	(12.60)	(175.50)	10.60
Total from investment operations	2.61		(36.05)	(18.10)	(12.70)	(176.00)	10.80
Distributions to shareholders
From and in excess of net investment income	(1.42)		(2.11)	(0.30)	—	(0.10)	—
Return of capital	—		—	—	—	(0.00 (c )	—
Total distributions	(1.42)		(2.11)	(0.30)	—	(0.10)	—
Net asset value, end of period	$17.93		$16.74	$54.90	$73.30	$86.00	$262.10
Market value, end of period	$17.95		$16.71	$54.60	$72.90	$85.20	$262.80
Total return* (d)
Net asset value	16.94%		-66.93%	-24.81%	-14.77%	-67.14%	4.30%
Ratios and supplemental data
Net assets, end of period (thousands)	$70,438		$42,992	$116,473	$147,688	$166,565	$186,583
Ratio of net expenses to average net assets*	0.70	%(e)	0.70%	0.70%	0.66%	0.70%	0.79	%(e)
Ratio of net investment income (loss) to average net assets*	4.92	%(e)	7.07%	2.40%	-0.09%	-0.54%	0.16	%(e)
Portfolio turnover rate (f)	31%		49%	38%	17%	86%	9%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.94	%(e)	1.01%	0.88%	0.88%	0.95%	0.93	%(e)
Ratio of net investment income (loss) to average net assets	4.68	%(e)	6.76%	2.22%	-0.31%	-0.79%	0.02	%(e)

**	Commencement of investment operations.

(a)	Reflects 1 for 10 reverse stock split that occurred on February 15, 2012.

(b)	Based on average shares outstanding during the period.

(c)	Less than $0.01.

(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
32 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 28, 2013

CGW	Guggenheim S&P Global Water Index ETF

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended February 28, 2013 (unaudited)		For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008
Net asset value, beginning of period	$21.05		$20.06	$17.11	$16.88	$23.22	$24.86
Income from investment operations
Net investment income (a)	0.08		0.44	0.38	0.36	0.35	0.90
Net realized and unrealized gain (loss)	2.93		0.96	2.99	0.07	(5.45)	(2.43)
Total from investment operations	3.01		1.40	3.37	0.43	(5.10)	(1.53)
Distributions to shareholders
From and in excess of net investment income	(0.45)		(0.41)	(0.42)	(0.20)	(1.24)	(0.11)
Net asset value, end of period	$23.61		$21.05	$20.06	$17.11	$16.88	$23.22
Market value, end of period	$23.60		$20.98	$19.99	$16.99	$16.93	$23.43
Total return * (b)
Net asset value	14.44%		7.23%	19.60%	2.46%	-20.93%	-6.20%
Ratios and supplemental data
Net assets, end of period (thousands)	$223,803		$199,547	$214,190	$192,289	$178,938	$348,351
Ratio of net expenses to average net assets*	0.70	%(c)	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets*	0.76	%(c)	2.22%	1.85%	2.02%	2.29%	3.73%
Portfolio turnover rate (d)	14%		31%	8%	17%	56%	38%
* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.73	%(c)	0.76%	0.78%	0.77%	0.88%	0.73%
Ratio of net investment income to average net assets	0.73	%(c)	2.16%	1.77%	1.95%	2.11%	3.70%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(c)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (Unaudited)	February 28, 2013

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust 2 (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end, management investment company that was organized as a Delaware statutory trust on June 8, 2006.

The following four portfolios have a semiannual reporting period ended on February 28, 2013:

Guggenheim China All-Cap ETF
Guggenheim China Technology
ETF Guggenheim Solar ETF
Guggenheim S&P Global Water Index ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim China All-Cap ETF	AlphaShares China All-Cap Index
Guggenheim China Technology ETF	AlphaShares China Technology Index
Guggenheim Solar ETF	MAC Global Solar Energy Index
Guggenheim S&P Global Water Index ETF	S&P Global Water Index

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and ask prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean of the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value. Money market funds are valued at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees of the Trust (“Board of Trustees”). A valuation committee consisting of representatives from investments, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Funds and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, stale priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Trust’s Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

34 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2013

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs as described above. The fair value estimates for the Level 3 securities were determined in accordance with the Trust’s valuation procedures.

The valuation process involved for Level 3 measurements for the Funds is completed on a daily basis and is designed to subject the Level 3 valuations to an appropriate level of oversight and review. For Level 3 securities, the Funds utilize a pricing committee (the “Pricing Committee”) which is comprised of employees of the Investment Adviser or its affiliates responsible for implementing the valuation procedures established by the Funds. Investment professionals prepare preliminary valuations based on their evaluation of financial data, company specific developments, market valuations of comparable companies, market information and other factors. These preliminary valuations are reviewed by the Pricing Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security.

The following tables represent the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at February 28, 2013:

Guggenheim China All-Cap ETF

Description	Level 1	Level 2	Level 3	Total
(values in $000s)
Assets:
Common Stock:
Basic Materials	$1,949	$—	$4	$1,953
Communications	11,726	—	—	11,726
Consumer, Cyclical	4,704	—	—	4,704
Consumer, Non-cyclical	4,286	19	—	4,305
Diversified	319	—	—	319
Energy	9,431	—	—	9,431
Financial	21,855	—	—	21,855
Industrial	3,839	50	—	3,889
Technology	683	—	—	683
Utilities	1,423	—	—	1,423
Investments of Collateral
for Securities Loaned	2,166	—	—	2,166
Total	$62,381	$69	$4	$62,454

The transfers in and out of the valuation levels for the Guggenheim China All-Cap ETF as of the report date when compared to the valuation levels at the end of the previous fiscal year are detailed below.

$(000s)
Transfers from Level 1 to Level 2	$50

Guggenheim China All-Cap ETF had transfers from Level 1 to Level 2 as the result of China Metal Recycling Holdings Ltd. being halted on the principal exchange on which it trades.

Trading in the shares of China Forestry Holdings Co., Ltd. (“China Forestry”) was halted on the Hong Kong stock exchange on January 26, 2011, pending the publication of an announcement in relation to price sensitive information of China Forestry. China Forestry continues to be halted. Following the release of negative news stories, the Pricing Committee met and, after reviewing the most recent available annual financial results of China Forestry, valued China Forestry at $0.00 per share. If trading of China Forestry resumes on a primary exchange, the value of China Forestry could significantly increase.

Trading in the shares of Real Gold Mining Ltd. (“Real Gold”) was halted on the Hong Kong Stock Exchange on May 27, 2011, pending the release of an announcement in relation to the clarification of news which was price sensitive in nature. The security continues to be halted following the release of several negative announcements concerning Real Gold. The Pricing Committee valued Real Gold at approximately $0.07 per share which is based on a recent bid price received from a third party’s indication of interest. If trading of Real Gold resumes on a primary exchange the value of Real Gold could significantly increase or decrease.

The following table presents the activity of the Guggenheim China All-Cap ETF’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the six months ended February 28, 2013.

Level 3 Holdings	Securities
(values in $000s)
Beginning Balance at 8/31/12	$–	†
Net Realized Gain/Loss	—
Change in Unrealized Gain/Loss	4
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at 2/28/13	$4

†            Market value is less than minimum amount disclosed.

Guggenheim China Technology ETF

Description	Level 1	Level 2	Level 3	Total
(values in $000s)
Assets:
Common Stock:
Basic Materials	$698	$—	$—	$698
Communications	10,272	—	—	10,272
Consumer, Cyclical	650	—	—	650
Consumer, Non-cyclical	338	—	—	338
Energy	1,002	—	—	1,002
Industrial	2,212	—	68	2,280
Technology	4,855	—	—	4,855
Investments of Collateral
for Securities Loaned	1,389	—	—	1,389
Total	$21,416	$—	$68	$21,484

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2013

The transfers in and out of the valuation levels for the Guggenheim China Technology ETF as of the report date when compared to the valuation levels at the end of the previous fiscal year are detailed below.

$(000s)
Transfers from Level 2 to Level 3	$68

The transfer from Level 2 to Level 3 is the result of China High Precision Automation Group Ltd. being halted on the principal exchange on which it trades and negative public information on the company.

Trading for China High Precision Automation Group Ltd. (“China High”) was halted on the Hong Kong exchange on August 22, 2012, pending the publication of an announcement in relation to price sensitive information. On January 31, 2013, China High issued a profit warning citing a decrease in the demand and selling price of their products. The Pricing Committee valued China High at $0.12 per share, which is a discount to the last exchange-traded price. If trading of China High resumes on a primary exchange, the value of China High could significantly increase or decrease.

The following table presents the activity of the Guggenheim China Techonology EFT’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the six months ended February 28, 2013.

Level 3 Holdings	Securities
(values in $000s)
Beginning Balance at 8/31/12	$—
Net Realized Gain/Loss	—
Change in Unrealized Gain/Loss	—
Purchases	—
Sales	—
Transfers In	68
Transfers Out	—
Ending Balance at 2/28/13	$68

Guggenheim Solar ETF

Description	Level 1	Level 2	Level 3	Total
(values in $000s)
Assets:
Common Stock:
Energy	$17,526	$—	$—	$17,526
Industrial	32,574	—	402	32,976
Technology	19,570	—	—	19,570
Investments of Collateral
for Securities Loaned	21,237	—	—	21,237
Total	$90,907	$—	$402	$91,309

There were no transfers between levels for the six months ended February 28, 2013.

Trading for Trony Solar Holdings Co. Ltd. (“Trony Solar”) has been halted on the primary exchange on which it trades. Following the release of several negative announcements by Trony Solar, the Pricing Committee met and valued Trony Solar at approximately $0.03 per share, which is at a discount to the last exchange-traded price. If trading resumes on the primary exchange on which Trony Solar trades, the value of Trony Solar could significantly increase or decrease.

The following table presents the activity of the Guggenheim Solar ETF’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the six months ended February 28, 2013.

Level 3 Holdings (values in $000s)	Securities
Beginning Balance at 8/31/12	$715
Net Realized Gain/Loss	—
Change in Unrealized Gain/Loss	(313)
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at 2/28/13	$402

All securities held by Guggenheim S&P Global Water Index ETF were valued using quoted prices in active markets (Level 1). There were no transfers between valuation levels for Guggenheim S&P Global Water Index ETF for the six months ended February 28, 2013.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

Real Estate Investment Trust (“REIT”) distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year is not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund’s characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the

36 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2013

fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations.

(d) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Securities Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is invested with the securities lending agent in an overnight securities lending fund. The overnight securities lending fund is comprised of short-term investments valued at amortized cost, which approximates market value. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

(f) Recent Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. The update enhances disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of this ASU will not have a material impact on the financial statements.

Note 3 – Investment Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”), the Investment Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Solar ETF	0.50%
Guggenheim S&P Global Water Index ETF	0.50%

Pursuant to the Agreement, the Funds listed in the following table pay the Investment Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim China All-Cap ETF	0.70%
Guggenheim China Technology ETF	0.70%

Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Under a separate Fund Administration Agreement, the Investment Adviser provides Fund Administration services to the Funds. The Investment Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2013

Due to their unitary fee structure, Guggenheim China All-Cap ETF and Guggenheim China Technology ETF do not charge a separate Fund Administration fee.

For the six months ended February 28, 2013, the following Funds recognized a Fund Administration expense as follows:

Fund Administration
Expense
Guggenheim Solar ETF	$6,852
Guggenheim S&P Global Water Index ETF	27,978

The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and securities lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.

The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Guggenheim Solar ETF and Guggenheim S&P Global Water Index ETF (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), from exceeding 0.65% of average net assets per year, at least until December 31, 2015.

For the six months ended February 28, 2013, the Investment Adviser waived fees Advisory Fees as follows:

Advisory Fees Waived
Guggenheim Solar ETF	$60,200
Guggenheim S&P Global Water Index ETF	33,676

Amounts owed to each Fund from the Investment Adviser are shown in the Statement of Assets and Liabilities.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser.

Licensing Fee Agreements:
The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim China All-Cap ETF	AlphaShares, LLC
Guggenheim China Technology ETF	AlphaShares, LLC
Guggenheim Solar ETF	MAC Indexing LLC
Guggenheim S&P Global Water Index ETF	Standard & Poor’s, a division of
The McGraw-Hill Companies, Inc.

The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary fee.

Note 4 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, each Fund intends not to be subject to U.S. federal excise tax.

At February 28, 2013, the cost of investments, accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

					Net Tax
					Unrealized
				Net Tax	Appreciation
	Cost of	Gross Tax	Gross Tax	Unrealized	(Depreciation )
	Investments for	Unrealized	Unrealized	Appreciation	on Foreign
	Tax Purposes	Appreciation	Depreciation	(Depreciation )	Currency
Guggenheim China All-Cap ETF	$63,337,554	$5,998,587	$(6,881,650)	$(883,063)	$—
Guggenheim China Technology ETF	22,209,484	2,581,188	(3,307,133)	(725,945)	—
Guggenheim Solar ETF	128,334,774	4,617,091	(41,642,807)	(37,025,716)	(583)
Guggenheim S&P Global Water Index ETF	197,425,135	46,281,913	(16,680,870)	29,601,043	(12,773)

38 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2013

Tax components of the following balances as of August 31, 2012 (the most recent fiscal year end for federal income tax purposes) were as follows:

	Undistributed Ordinary Income/ (Accumulated Ordinary Loss)	Undistributed Long-Term Gains/ (Accumulated Capital & Other Loss)
Guggenheim China All-Cap ETF	$904,260	$(3,928,009)
Guggenheim China Technology ETF	308,458	(6,622,735)
Guggenheim Solar ETF	3,215,184	(238,166,625)
Guggenheim S&P Global Water Index ETF	3,574,246	(87,533,672)

Distributions to Shareholders:

The tax character of distributions paid during the year ended August 31, 2012 (the most recent fiscal year end for federal income tax purposes) was as follows:

Distributions paid from Ordinary Income
Guggenheim China All-Cap ETF	$1,450,000
Guggenheim China Technology ETF	593,250
Guggenheim Solar ETF	4,861,440
Guggenheim S&P Global Water Index ETF	3,994,920

At August 31, 2012 (the most recent fiscal year end for federal income tax purposes), the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010 are used; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

	Capital Loss Expiring in 2017	Capital Loss Expiring in 2018	Capital Loss Expiring in 2019	Unlimited Short-Term Capital Loss	Unlimited Long-Term Capital Loss	Total
Guggenheim China All-Cap ETF	$—	$29,627	$853,049	$415,427	$783,940	$2,082,043
Guggenheim China Technology ETF	—	—	188,097	2,199,381	775,106	3,162,584
Guggenheim Solar ETF	6,030,482	118,836,026	21,764,929	6,127,315	39,400,192	192,158,944
Guggenheim S&P Global Water Index ETF	31,879,617	38,476,281	16,548,141	629,633	—	87,533,672

Capital and foreign currency losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the year ended August 31, 2012 (the most recent fiscal year end for federal income tax purposes), the following Funds incurred and elected to defer the following post-October losses as though the losses were incurred on the first day of the current fiscal year.

Post-October
Capital Losses
Guggenheim China All-Cap ETF	$1,845,966
Guggenheim China Technology ETF	3,460,151
Guggenheim Solar ETF	46,007,681
Guggenheim S&P Global Water Index ETF	—

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:
For the six months ended February 28, 2013, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim China All-Cap ETF	$6,448,733	$7,536,621
Guggenheim China Technology ETF	3,231,555	3,492,720
Guggenheim Solar ETF	15,561,688	18,517,798
Guggenheim S&P Global Water Index ETF	29,299,372	32,628,355

For the six months ended February 28, 2013, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim China All-Cap ETF	$7,811,515	$4,828,159
Guggenheim China Technology ETF	1,191,950	1,065,685
Guggenheim Solar ETF	25,412,163	1,377,377
Guggenheim S&P Global Water Index ETF	10,784,318	10,563,455

Note 6 – Capital:
Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $3,000 are charged to those persons creating or redeeming creation units. An additional charge may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2013

The Guggenheim Solar ETF completed a 1 for 10 reverse stock split prior to the opening of trading on the NYSE Arca on February 15, 2012. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock split did not impact the net assets of Guggenheim Solar ETF. The Guggenheim Solar ETF had 29,680,000 issued and outstanding prior to the reverse stock split and 2,968,000 shares issued and outstanding after the reverse stock split. As of August 31, 2012, the Guggenheim Solar ETF had 2,568,000 shares issued and outstanding.

Note 7 – Distribution and Service Plan:
The Board of Trustees has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 8 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Subsequent Event:
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Funds’ financial statements.

40 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	Februay 28,2013

Federal Income Tax Information
In January 2014, shareholders will be advised on IRS Form 1099 DIV or substitute 1099DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2013.

Trustees
The Trustees of the Trust and their principal business occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Trust	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee during the Past Five Years
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo., Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo., Inc. (1987-1990).	48	None.
Roman Friedrich III Year of Birth: 1946 Trustee	Since 2010	Founder and President of Roman Friedrich & Company, a US and Canadian-based business, which provides investment banking to the mining industry (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	44
Director of First Americas Gold Corp. (2012-present), Zincore Metals, Inc. (2009-present). Previously, Director of Blue Sky Uranium Corp. (formerly Windstorm Resources Inc.) (2011-2012); Director of Axiom Gold and Silver Corp. (2011-2012), Stratagold Corp. (2003-2009); Gateway Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010	Consultant (1998-present). Formerly, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen (1977-1997).	44	Director of Peabody Energy Company (2003-present) and GP Natural Resource Partners LLC (2002-present).
Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	50	None.
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2006	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	47	Trustee, Bennett Group of Funds (2011-present).
Interested Trustee:
Donald C. Cacciapaglia† Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012
Senior Managing Director of Guggenheim Investments (2010-present); Chief Executive Officer of Guggenheim Funds Services, LLC (2012-present); Chief Executive Officer (2012-present) and President (2010- present), Guggenheim Funds Distributors, LLC and Guggenheim Funds Investment Advisors, LLC; Chief Executive Officer of certain funds of Guggenheim Funds Fund Complex (2012-present); President and Director of SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund (2012-present); President, CEO and Trustee of Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust , (2012-present); Formerly Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC. (2002-2010).
			227
Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012- present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana. (2011-present).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

***
The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and Distributor.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 41

SUPPLEMENTAL INFORMATION (Unaudited) continued	February 28, 2013

Principal Executive Officers
The principal executive officers of the Trust, who are not trustees, and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Amy J. Lee Year of Birth: 1961 Chief Legal Officer	Since 2013***
Managing Director, Guggenheim Investments (2012-present); Senior Vice President & Secretary, Security Investors, LLC (2010 - present); Secretary & Chief Compliance Officer, Security Distributors, Inc. (1987 - 2012); Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987-2012); Vice President & Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust (2008-present); Chief Legal Officer (2012) of certain funds in the Guggenheim Funds Complex.

John L. Sullivan Year of Birth: 1955 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC (2010-present). Chief Financial Officer, Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002-2004). Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).

Joanna M. Catalucci Year of Birth: 1966 Chief Compliance Officer	Since 2012
Chief Compliance Officer of certain funds in the Fund Complex; and Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012); Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC and Rydex Advisors II, LLC,. Chief Compliance Officer and Senior Vice President (2010- 2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC, Vice President (2001-2006).

Mark E. Mathiasen Formerly, Vice President; Year of Birth: 1978 Secretary	Since 2011	Director, Associate General Counsel of Guggenheim Funds Services, LLC (2007-present). Secretary of certain funds in the Fund Complex.
Stevens T. Kelly Year of Birth: 1982 Assistant Secretary	Since 2012
Assistant General Counsel of Guggenheim Funds Services, LLC (2011-present). Assistant Secretary of certain other funds in the Fund Complex. Formerly, Associate at K&L Gates LLP (2008-2011), J.D., University of Wisconsin Law School (2005-2008).

William H. Belden, III Year of Birth: 1965 Vice President	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present). Formerly, Vice President of Product Management at Northern Trust Global Investments (1999-2005).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

***	Effective February 12, 2013.

42 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

TRUST INFORMATION	February 28, 2013

Board of Trustees	Officers	Investment Adviser and	Legal Counsel
Randall C. Barnes	Donald C. Cacciapaglia	Administrator	Dechert LLP
	Chief Executive Officer	Guggenheim Funds	New York, NY
Donald C. Cacciapaglia*		Investment Advisors, LLC
	Amy J. Lee	Lisle, IL	Independent Registered
Roman Friedrich III	Chief Legal Officer		Public Accounting Firm
		Distributor	Ernst & Young LLP
Robert B. Karn III	John L. Sullivan	Guggenheim Funds	Chicago, IL
	Chief Financial Officer,	Distributors, LLC
Ronald A. Nyberg	Chief Accounting Officer	Lisle, IL
and Treasurer
Ronald E. Toupin, Jr.,		Accounting Agent,
Chairman	Joanna M. Catalucci	Custodian and Transfer Agent
	Chief Compliance Officer	The Bank of New York
* Trustee is an “interested		Mellon Corp.
person” (as defined in section	Mark E. Mathiasen	New York, NY
2(a)(19) of the 1940 Act)	Secretary
(“Interested Trustee”) of the
Trust because of his position	Stevens T. Kelly
as the President and CEO of	Assistant Secretary
the Investment Adviser and
the Distributor.	William H. Belden III
Vice President

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
•            If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds as (800)345-7999.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, visiting Guggenheim Investments website at www.guggenheiminvestments.com or by accessing the Funds’ Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Investments website at www.guggenheiminvestments.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 43

ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $170 billion in assets under supervision as of December 31, 2012. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio manager who is currently responsible for the day-to-day management of each Fund’s portfolio is Saroj Kanuri, CFA. Mr. Kanuri is a Director, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors, LLC and joined Guggenheim Funds Distributors, LLC in October of 2006. Prior to joining Guggenheim, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001-2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

Claymore Exchange-Traded Fund Trust 2 Overview
The Claymore Exchange-Traded Fund Trust 2 (the “Trust”) is an investment company complex consisting of 14 separate exchange-traded “index funds” as of February 28, 2013. The investment objective of each of the index funds is to correspond generally to the performance, before fees and expenses, of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the Fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.guggenheiminvestments.com or by calling (800)345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://www.guggenheiminvestments.com or by calling (800)345-7999. All Funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the Funds.

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(04/13)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

ETF-002-SAR-0213

Item 2.     Code of Ethics.

 Not applicable for a semi-annual reporting period.

Item 3.     Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.     Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.     Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.     Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.   Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By:           /s/ Donald C. Cacciapaglia

Name:      Donald C. Cacciapaglia

Title:        Chief Executive Officer

Date:        May 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:           /s/ Donald C. Cacciapaglia

Name:      Donald C. Cacciapaglia

Title:        Chief Executive Officer

Date:        May 8, 2013

By:           /s/ John L. Sullivan

Name:      John L. Sullivan

Title:        Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:        May 8, 2013